EXHIBIT 32.1


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Haim Mayan, certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of InfoSpi, Inc. for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of InfoSpi, Inc..


November 23, 2009


                                          By: /s/ HAIM MAYAN
                                              ___________________________
                                                  Haim Mayan
                                                  President




     I, Haim Mayan, certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of InfoSpi, Inc. for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of InfoSpi, Inc..


November 23, 2009


                                         By: /s/ HAIM MAYAN
                                             ___________________________
                                                 Haim Mayan
                                                 Interim Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to American Exploration Corporation and will be retained by American Exploration Corporation and furnished to the Securities and Exchange Commission or its staff upon request.